                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:


    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement


    [ ] Definitive additional materials
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Zurich Money Funds
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

[ZURICH LOGO]


IMPORTANT NEWS...

FOR MONEY MARKET FUND SHAREHOLDERS.


WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.



Q&A



Q.      WHAT IS HAPPENING?
A. Zurich Insurance Company, the parent of your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.

The following pages elaborate on Scudder, the proposed new investment management agreement, and the Fund Board's evaluation of Zurich and Scudder. A vote is also being sought on the election of trustees to the Board of Trustees, the selection of independent auditors, a change in investment policies to permit a master/feeder fund structure in the future, and, for the Zurich Money Funds, an amendment to the Agreement and Declaration of Trust.

Q.      WHAT IS SCUDDER?
A. Scudder is one of America's oldest and largest investment management firms. It manages assets invested in equities, fixed income and money market instruments in both developed and emerging markets. Scudder provides investment services for open-end and closed-end funds, and private and institutional clients.








                                                (continued on inside back cover)

                                                                  September 1997

(continued from cover)



Q.      HOW WILL THE ZURICH/SCUDDER TRANSACTION AFFECT ME AS A
        FUND SHAREHOLDER?

A. Your Fund and your Fund investment will not change. You will still own the same shares in the same Fund. If the new investment management agreement is approved, your Fund shares will not change and the advisory fee rates charged to your Fund will not change.


        Zurich and Scudder have committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services.


Q.      WILL THE INVESTMENT ADVISORY FEE RATES BE THE SAME?
A. Yes, the investment advisory fee rates paid by your Fund will remain the same.


Q.      WHAT IS A MASTER/FEEDER FUND?
A. Rather than investing directly in a portfolio of securities, a feeder fund is authorized to pool its assets with other mutual funds for investment in a master fund. A purpose of a master/feeder fund structure is to achieve operational efficiencies.

Q.      HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?
A. After careful consideration, the board members of your Fund, including all of the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q.      WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY
        SOLICITATION?
A. ZKI-- not your Fund-- is paying all costs of the Funds' shareholder meeting and proxy solicitation.


Q.      WHOM DO I CALL FOR MORE INFORMATION?
A.      Please call Shareholder Services at (800) 537-1988.

[ZURICH MONEY FUNDS LETTERHEAD]



                                                                October 10, 1997


Dear Shareholder:

As you read in the Questions and Answers (Q & A) on the outside cover, Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and your Fund's investment manager, Zurich Kemper Investments, Inc. ("ZKI") will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.


If the new investment management agreement is approved, YOUR FUND SHARES WILL NOT CHANGE AND THE ADVISORY FEE RATES FOR YOUR FUND WILL NOT CHANGE. FURTHER, YOU SHOULD CONTINUE TO RECEIVE THE HIGH QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.


Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Stephen B. Timbers
Stephen B. Timbers
President

[ZURICH MONEY FUNDS LETTERHEAD]

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997 AND PROXY STATEMENT


                                                                October 10, 1997


To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following Funds (each a "Fund" and collectively the "Funds"):

      ZURICH MONEY FUNDS ("ZMF")
      ZURICH YIELDWISE MONEY FUND ("ZYMF")

The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Funds, 222 South Riverside Plaza, Chicago, Illinois on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To elect nine (9) Trustees to the Board of Trustees.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To approve or disapprove a new investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or with Zurich Kemper Investments, Inc. ("ZKI") transferable to SKI).

4. To approve or disapprove changes in the Fund's fundamental investment policies to permit a master/feeder fund structure.

5. To approve or disapprove an amendment to the Fund's Agreement and Declaration of Trust [for ZMF only].

The Board of Trustees of each Fund has selected the close of business on September 17, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Boards of Trustees (the "Boards") of the Funds for voting at the joint special meeting of shareholders of the Funds to be held on Wednesday, December 3, 1997, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about October 10, 1997.


THE SERIES FUNDS. ZMF is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund"). Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions. The series of ZMF are:
Zurich Money Market Fund ("ZMMF"); Zurich Government Money Fund ("ZGMF"); and Zurich Tax-Free Money Fund ("ZTMF").

The shareholders of each Fund are being asked to vote on up to five items. On
Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), each Fund will vote in the aggregate and not by series. On Item 3 (approval of new investment management agreement) and Item 4 (approval of a change in the Fund's fundamental investment policies to permit a master/feeder fund), the shareholders of ZYMF will vote in the aggregate and the shareholders of ZMF will vote separately by series. On Item 5 (approval of an amendment to the Fund's Agreement and Declaration of Trust), the shareholders of ZMF will vote separately by series. The Board of each Fund recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:


---------------------------------------------------------------------
              ITEM                  ZMMF    ZGMF    ZTMF    ZYMF
---------------------------------------------------------------------
 1. Elect Trustees                   X       X       X       X
---------------------------------------------------------------------
 2. Ratify selection of auditors     X       X       X       X
---------------------------------------------------------------------
 3. Approval of New Investment       X       X       X       X
    Management Agreement with
    Scudder Kemper Investments,
    Inc.
---------------------------------------------------------------------
 4. Approval of changes in           X       X       X       X
    fundamental investment
    policies to permit
    master/feeder structure
---------------------------------------------------------------------
 5. Approval of amendment to the     X       X       X
    Fund's Agreement and
    Declaration of Trust
---------------------------------------------------------------------

The Board of each Fund has fixed the close of business on September 17, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of that date, shares of the Funds were issued and outstanding as follows:


FUND                                                  SHARES
----                                                  ------
ZMF
  ZMMF........................................      4,477,552,081
  ZGMF........................................        676,109,003
  ZTMF........................................        792,701,797
ZYMF..........................................        440,585,106


INTRODUCTION

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment adviser and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZKI, a Chicago-based investment adviser and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement ("New SHA") to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich, ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.

Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of each Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. Accordingly, as discussed further below, a new investment management agreement between each Fund and SKI is being proposed for approval by shareholders of each Fund.

DESCRIPTION OF THE TRANSACTION.

Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in SKI to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transaction, current Scudder stockholders will have a 29.6% fully diluted equity interest in SKI and Zurich will have a 69.5% fully diluted interest in SKI. Scudder's name will be changed to Scudder Kemper Investments, Inc.

The purchase price for Scudder or for ZKI in the Transaction is subject to adjustment based on the effect on revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

At the closing, Zurich and the other stockholders of SKI will enter into the New SHA. Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an Executive Committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the Executive Committee.

The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and

MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.

The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.

The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close during the fourth quarter of 1997.

ITEM 1. ELECTION OF BOARD OF TRUSTEES


At the Meeting, nine (9) trustees are to be elected to constitute the Board of each Fund. All the nominees, except Messrs. Daniel Pierce and Edmond Villani, were elected to the Board of ZMF at a special meeting of shareholders held on September 19, 1995 and to the Board of ZYMF by the initial shareholder (i.e., ZKI) on April 15, 1997.


It is intended that the proxies will be voted for the election of the nominees described below. The nominees, if elected, will take office upon consummation of the Transaction and their election and qualification is contingent upon consummation of the Transaction. The term of each person elected as trustee will be from the date of the consummation of the Transaction until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"). If the Transaction is not consummated, the current trustees of each Fund will continue to serve as the Fund's Board (which are those identified as such below, along with Mr. Stephen B. Timbers, the president and chief executive officer of ZKI). Since the Funds do not hold annual meetings, trustees will hold office for an indeterminate period.


All the nominees listed below have consented to serve as trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.



    NAME (DATE OF BIRTH),
          PRINCIPAL                     YEAR FIRST BECAME
 OCCUPATION AND AFFILIATIONS                A TRUSTEE
------------------------------   --------------------------------
David W. Belin (06/20/28)        1977 -- ZMF; 1997 -- ZYMF.
Member, Belin Lamson McCormick
Zumbach Flynn, P.C.
(attorneys)

Lewis A. Burnham (01/08/33)      1977 -- ZMF; 1997 -- ZYMF.
Director, Management
Consulting Services, McNulty &
Company; formerly Executive
Vice President, Anchor Glass
Container Corporation

Donald L. Dunaway (03/08/37)     1980 -- ZMF; 1997 -- ZYMF.
Retired; formerly Executive
Vice President, A. O. Smith
Corporation

Robert B. Hoffman (12/11/36)     1981 -- ZMF; 1997 -- ZYMF.
Senior Vice President and
Chief Financial Officer,
Monsanto Company; formerly
Vice President, FMC
Corporation; prior thereto,
Director, Executive Vice
President and Chief Financial
Officer, Staley Continental,
Inc.

    NAME (DATE OF BIRTH),
          PRINCIPAL                     YEAR FIRST BECAME
 OCCUPATION AND AFFILIATIONS                A TRUSTEE
------------------------------          -----------------

Donald R. Jones (01/17/30)       1988 -- ZMF; 1997 -- ZYMF.
Retired; Director, Motorola,
Inc.; formerly Executive Vice
President and Chief Financial
Officer, Motorola, Inc.

Shirley D. Peterson (09/03/41)   1995 -- ZMF; 1997 -- ZYMF.
President, Hood College;
formerly partner, Steptoe &
Johnson (attorneys); prior
thereto, Commissioner,
Internal Revenue Service;
prior thereto, Assistant
Attorney General, U.S.
Department of Justice;
Director, Bethlehem Steel
Corp.

*Daniel Pierce (03/18/34)        Nominee
Chairman of the Board and
Managing Director, Scudder;
Director, Fiduciary Trust
Company; Director, Fiduciary
Company Incorporated; Board
member of 14 investment
companies advised by Scudder.

William P. Sommers (07/22/33)    1979 -- ZMF; 1997 -- ZYMF.
President and Chief Executive
Officer, SRI International;
formerly Executive Vice
President, Iameter; prior
thereto, Senior Vice President
and Director, Booz, Allen &
Hamilton, Inc. (Retired);
Director, Rohr, Inc.;
Therapeutic Discovery Corp.;
and Litton Industries.

*Edmond D. Villani (03/04/47)    Nominee
President, Chief Executive
Officer and Managing Director,
Scudder.

-------------------------
* Interested persons of Scudder as defined in the Investment Company Act of 1940.

All the nominees, except Messrs. Pierce and Villani, serve as board members of 26 Kemper Funds. Mr. Pierce and Mr. Villani have each been nominated to serve as a board member of 39 Kemper Funds. A "Kemper Fund" is an investment company for which ZKI or its affiliates serve as investment manager.



The Board of Trustees of each Fund has a nominating committee, the members of which are Messrs. Burnham and Sommers and Ms. Peterson. The nominating committee proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. The nominating committee did not meet during ZMF's fiscal year ending July 31, or from ZYMF's commencement on April 17, 1997 to July 31, 1997. Shareholders wishing to submit the name of a candidate for consideration by the nominating committee should submit their recommendations to the secretary of the applicable Fund.



Each Fund's audit committee is composed of Messrs. Dunaway, Hoffman and Jones. The audit committee met three times during ZMF's fiscal year ending July 31, 1997, and once from ZYMF's commencement on April 17, 1997 to July 31, 1997. The audit committee of each Fund makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters and performs such other tasks as the Board of Trustees of that Fund assigns.



The Board met six times during ZMF's fiscal year ended July 31, 1997, and twice from ZYMF's commencement on April 17, 1997 to July 31, 1997. Each then current trustee attended 75% or more of the respective meetings of the Board and the committees of which he or she was a member that were held during that period.



Each Fund pays trustees who are not interested persons of such Fund a monthly retainer and an attendance fee for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, the trustees currently serve as trustees of various investment companies for which ZKI or its affiliates serves as investment manager. Trustees or officers who are "interested persons" receive no compensation from any Fund.



The table below shows, for each trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued by ZMF for its most recently completed fiscal year and the total compensation that the Kemper Funds paid or accrued to each trustee during the calendar year 1996.

                                                    TOTAL COMPENSATION
                                                    KEMPER FUNDS PAID
      NAME OF TRUSTEE           ZMF      ZYMF(3)      TO TRUSTEES(2)
---------------------------   -------    -------    ------------------
David W. Belin(1)..........   $13,900       --           $143,400
Lewis A. Burnham...........     6,900       --             88,800
Donald L. Dunaway(1).......    12,400       --            141,200
Robert B. Hoffman..........     7,100       --             92,100
Donald R. Jones............     7,200       --             92,100
Shirley D. Peterson........     6,800       --             89,800
William P. Sommers.........     6,600       --             87,500


---------------

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund.


(2) Includes compensation for service on the boards of 22 Kemper Funds with 40 fund portfolios. Each trustee currently serves as trustee of 26 Kemper Funds with 47 fund portfolios.


(3) ZYMF has not yet adopted a trustee compensation schedule.


FUND OFFICERS. Information about the executive officers of the Funds, with their respective dates of birth and terms of office indicated, is set forth below.



Philip J. Collora (11/15/45), vice president of ZMF since 01/17/89 and ZYMF since 11/20/96 and secretary of ZMF since 01/25/95 and ZYMF since 11/20/96, is senior vice president and assistant secretary of ZKI.



Jerome L. Duffy (06/29/36), treasurer of ZMF since 01/20/77 and ZYMF since 11/20/96, is senior vice president of ZKI.



Charles R. Manzoni, Jr. (01/23/47), vice president of ZMF since 09/04/96 and ZYMF since 11/20/96, is executive vice president, secretary and general counsel of ZKI; secretary, ZKI Holding Corp.; secretary, ZKI Agency, Inc., and formerly, Partner, Gardner, Carton & Douglas.



John E. Neal (03/09/50), vice president of ZMF since 01/17/96 and ZYMF since 11/20/96, is president of Kemper Funds Group, a unit of ZKI, and director of ZKI, Zurich Kemper Value Advisors, Inc. ("ZKVA") and Zurich Kemper Distributors, Inc. ("ZKDI").



Robert C. Peck, Jr. (10/01/46), vice president of ZMF and ZYMF since 07/15/97, is executive vice president and chief investment officer--fixed income of ZKI and formerly, executive vice president and chief investment officer of an unaffiliated investment management firm.



Frank J. Rachwalski, Jr. (03/26/45), vice president of ZMF since 01/20/87 and ZYMF since 11/20/96, is senior vice president of ZKI.

Stephen B. Timbers (08/08/44), president of ZMF since 03/11/95, and ZYMF since 11/20/96, is president, chief executive officer, chief investment officer and director of ZKI and director of ZKDI, ZKVA and LTV Corporation; formerly, president and chief operating officer of Kemper Corporation. Mr. Timbers is also trustee of each of the Funds.



Elizabeth C. Werth (10/01/47), assistant secretary of ZMF since 03/17/90 and ZYMF since 11/20/96, is vice president, ZKI, and vice president and director of state registrations, ZKDI.


The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified. It is anticipated that, after consummation of the Transaction, the Boards of the Funds will elect new officers who are expected to include persons currently affiliated with Scudder.

SHAREHOLDINGS


Set forth in Exhibit A is the number of shares of each Fund owned beneficially by each trustee and nominee as of August 26, 1997. Also shown is the number of shares owned beneficially by the trustees and officers as a group. As of August 26, 1997, no person is known to the Funds to own beneficially more than five percent of the shares of any series of any Fund.


ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of each Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for each Fund since the Fund was organized and has no direct or indirect financial interest in a Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Zurich Kemper Investments, Inc. ("ZKI") is the investment adviser and manager for each Fund. ZKI and its indirect parent, Zurich Insurance

Company ("Zurich"), entered into a transaction agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI.


As discussed above, consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement ("management agreement") between each Fund and SKI is being proposed for approval by shareholders of each Fund. (Depending on the timing of the combination of the Scudder and ZKI organizations, the new investment management agreement may initially be between the Fund and ZKI for some period following the Transaction and then be transferred to SKI without further action on the part of shareholders of the Fund. Accordingly, approval of the new agreement with SKI would also include approval of any interim agreement with ZKI following the assignment of the current agreement. SKI or ZKI, as party to the new investment management agreement, is sometimes referred to in this proxy statement as the "investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit B.


BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund met on June 30, 1997, August 1-2, 1997, August 18, 1997, and September 15, 1997 to consider the Transaction and its anticipated effects upon ZKI and the investment management and other services provided to the Funds by ZKI and its affiliates. In addition, the Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. On September 15, 1997 the Board of each Fund, including a majority of the trustees who are not parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.

For information about each Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

Each current management agreement provides that the Fund's investment manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the current management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

For the services and facilities furnished, ZMF pays an investment management fee, payable monthly, at an annual rate of .50 of 1% of the first $215 million of the combined average daily net assets of the Fund, .375 of 1% of the next $335 million, .30 of 1% of the next $250 million and .25 of 1% of the combined average daily net assets thereafter, and ZYMF pays an investment management fee, payable monthly, at an annual rate of .50 of 1% of the first $215 million of the average daily net assets of the Fund, .375 of 1% of the next $335 million, .30 of 1% of the next $250 million and .25 of 1% of the average daily net assets thereafter. Exhibit F reflects the management fees paid by the Funds to ZKI for each Fund's most recently completed fiscal year.

For ZMF, the management agreement provides that the investment manager will reimburse the Fund should its operating expenses, including the investment management fee, but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.5% of the first $30 million of average net assets and 1% of average net assets of $30 million on an annual basis. The investment management fee and the expense limitation are computed based upon average daily net assets of all series of the Fund and are allocated among the series based upon the relative net assets of each series.

The management agreement for ZYMF has no expense limit. However, ZKI has agreed to temporarily reduce its management fee to 0% and temporarily reimburse or pay 100% of ZYMF's other operating expenses, both for a period to end no earlier than March 1, 1998. If ZKI exercises its right to terminate its fee and expense reductions, it has also agreed, nonetheless, to waive its management fee and absorb operating expenses to the extent necessary to maintain ZYMF's total operating expenses at no more than
 .45% until January 1, 1999.


Each management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated for such Fund or series thereof without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

ZKI has acted as investment adviser and manager for each Fund since it commenced public offering of its shares as shown below. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the trustees and the shareholders of each Fund or series, the purpose of the last submission to shareholders of the current management agreement and the date to which the current management agreement continues.


              COMMENCEMENT                APPROVAL OF CURRENT      CURRENT
                   OF        DATE OF         AGREEMENT BY         AGREEMENT
               INVESTMENT    CURRENT    -----------------------  CONTINUED BY
     FUND      OPERATIONS   AGREEMENT   TRUSTEES   SHAREHOLDERS  TRUSTEES TO
--------------------------  ---------   --------   ------------  ------------
ZMF
  ZMMF........   11/20/74   01/04/96    09/15/97    09/19/95(a)    12/01/98
  ZGMF........   11/05/81   01/04/96    09/15/97    09/19/95(a)    12/01/98
  ZTMF........   09/10/87   01/04/96    09/15/97    09/19/95(a)    12/01/98
ZYMF..........   04/17/97   04/16/97    09/15/97    04/15/97(b)    12/01/98


---------------
(a) The current management agreement was last submitted to shareholders for approval in connection with the Zurich/Kemper merger.

(b) The current management agreement was last submitted to shareholders for approval by the initial shareholder (i.e., ZKI) immediately prior to the commencement of the public offering of shares.

NEW INVESTMENT MANAGEMENT AGREEMENT

The new investment management agreement for each Fund is substantially similar to the current investment management agreement. While the form of the agreement is different (i.e., a form generally used by Scudder), there is no material difference in the substance of the obligations of the investment manager under the agreement except that, under a separate agreement with Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, SFAC, rather than the Fund's investment manager, will compute the net asset value for each Fund. SFAC will not charge the Funds for this service and has no current intention to do so; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under the agreement. In addition, the management fee under the new agreement is paid at the end of each month and is computed as 1/12 of the applicable annual rate based upon the average daily net assets for such month; whereas, under the current agreement, the management fee is paid at the end of each month and is computed at the annual rate based upon the average daily net assets. While the annual rates are the same under the current and new agreements, depending upon the level of net assets at any time, the fees paid may differ. Also, the expense limitation has been deleted because there are no longer any state expense limitations in effect.


The new management agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The new management agreement will be for an initial term ending on the same date as would the current management agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

BOARD OF TRUSTEES EVALUATION

On June 27, 1997, the Board of each Fund was informed of the Transaction. Thereafter, each Board was given extensive information about the Transaction and Scudder. The Boards met with senior management personnel of Zurich and Scudder and had extended discussions regarding Zurich's and Scudder's plans for ZKI, SKI and the Funds. Throughout the process, the Independent Trustees of each Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. The Boards met on June 30, 1997, August 1-2, 1997, August 18, 1997 and September 15, 1997 to consider the Transaction and its effects on the Funds. The Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. As a result of its review and consideration of the Transaction and the proposed new management agreements, at its meeting on

September 15, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of each Fund for their approval.

In connection with its review, each Board obtained substantial information regarding: the management, financial position and business of Scudder; the history of Scudder's business and operations; the investment performance of the investment companies and private accounts advised by Scudder; the anticipated effect of the Transaction on the Funds and their shareholders; and future plans of Zurich and Scudder with respect to ZKI, SKI and the Funds. Each Board also received information regarding the terms of the Transaction and comprehensive financial information, including: employment agreements with senior Scudder executives; incentive stock compensation to be given to key ZKI personnel; and anticipated SKI management and board of directors.

In connection with their deliberations, the Boards of the Funds obtained certain assurances from Zurich and Scudder, including the following:

- Zurich and Scudder have provided to the Boards such information as is reasonably necessary to evaluate the new management and other agreements.

- Zurich looks upon SKI as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to SKI and its affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- Scudder looks upon the Kemper Funds as a core part of Scudder's global asset management strategy. With that focus, Scudder will devote to the Kemper Funds and their affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction will not result in any change in any Fund's investment objectives or policies.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and neither Zurich nor Scudder plans to make any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

- Zurich and Scudder are committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by ZKI and its subsidiaries, or superior thereto.

- Zurich and Scudder plan to maintain or enhance the SKI facilities and organization.

- In order to retain and attract key personnel, Zurich and Scudder intend for SKI to maintain overall compensation policies and practices at market levels or better.

- Zurich and Scudder intend to maintain the distinct brand identity of the Kemper and Scudder Funds and are committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Scudder has in place a detailed and comprehensive plan of action to effectively deal with the year 2000 issue for all SKI operations. The Kemper Funds will not be transferred from their current systems unless certain conditions are met.

- Zurich and Scudder will promptly advise the Boards of decisions materially affecting the SKI organization as they relate to the Funds. Neither this, nor any of the other above commitments will be altered by Zurich or Scudder without the Board's prior consideration.

Zurich and Scudder assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of each Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). (See Item 1--"Election of Board of Trustees.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich and Scudder are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Zurich and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Transaction. In furtherance thereof, ZKI has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Independent Trustees, and Zurich has agreed to indemnify each Fund and the Independent Trustees for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify each Fund and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

In evaluating each new management agreement, each Board took into account that the fees and expenses payable by each Fund under the new management agreement are the same as under the current management agreement, that the services provided to the Fund are the same (except for services to be provided under a separate Fund Accounting Agreement as described above) and that the other terms are substantially similar. Each Board also took into consideration the extent to which portfolio managers and research personnel would continue their functions with SKI. Each Board also considered Scudder's representation that the Funds' shareholder service providers and the terms of the shareholder service agreements were not being proposed to be changed. Each Board noted that, in previously approving the continuation of the current management agreements, the Board had considered a number of factors, including the nature and quality of services provided by ZKI; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; ZKI profitability from managing the Funds; fall-out benefits to ZKI from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of ZKI; and the potential benefits to ZKI and to the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Board discussed the Transaction with the senior management of ZKI, Scudder and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to SKI as are necessary to provide each Fund with top quality services. The Board also considered that Scudder is a large, well-established investment advisory firm with a substantial number of highly rated funds.

As a result of their review and consideration of the Transaction and the new management agreements, at its meeting on September 15, 1997, the

Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4. CHANGES TO EACH FUND'S FUNDAMENTAL
INVESTMENT POLICIES TO PERMIT A MASTER FUND/FEEDER FUND STRUCTURE


For greater investment flexibility, ZKI has recommended that each Fund make certain changes to its fundamental investment policies to permit the Fund to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in an open-end management investment company having the same investment objectives and substantially similar policies and restrictions as the Fund (a "Master Fund"). The proposed fundamental investment policies are set forth in Exhibit C.


The proposed changes to each Fund's fundamental investment policies would permit the Fund to adopt a "Master Fund/Feeder Fund Structure." Rather than investing directly in a portfolio of securities, a Fund would be authorized to pool its assets with other mutual funds for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While each Board has not determined that any Fund should convert to a Master Fund/Feeder Fund Structure at this time, each Board believes it could be in the best interests of some or all Funds at some future date, and in that case the Board could do so without further approval by shareholders.


If the proposed changes in the investment policies are approved by shareholders of a Fund, the Fund's Board could vote at some time in the future to convert that Fund into a Feeder Fund under which all or substantially all of the investment assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for an interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders will not be altered by this change.)


Under each Fund's Declaration of Trust, the affirmative vote of the shareholders of the affected series entitled to vote more than fifty percent of the votes entitled to be cast on the matter is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a Master Fund/Feeder Fund Structure is through a sale or transfer of assets. Thus, approval to convert a Fund into a Master/Feeder Fund Structure through a sale or transfer of assets requires, under a conservative interpretation of each Fund's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund (or the affected series of the Fund, if applicable). Approval of Item 4 by shareholders is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert a Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to institutional investors in addition to a Feeder Fund, would invest in the same type of securities in which the Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.


By investing substantially all of its assets in a Master Fund, a Feeder Fund may be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place or that economies of scale may be realized.



If a Fund invests substantially all of its assets in a Master Fund, the Fund may no longer require active portfolio management services. In this event, if the shareholders of a Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement may be terminated or no fee would be charged; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund, likely including those currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the Board.


MASTER FUNDS. The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If a Fund's Board votes to convert a Fund into a Feeder

Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A Master Fund may have a different Board than the Feeder Fund.

A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

TAX CONSIDERATIONS. The implementation of the proposed new Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

Each Feeder Fund would be expected to intend to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes.

BOARD OF TRUSTEES RECOMMENDATION

As a result of its consideration of the foregoing facts, the Board of each Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder fund structure conversion at the Board's discretion and to submit them to the shareholders for their approval.


The Board of each Fund recommends that shareholders vote FOR approval of the new fundamental investment policies permitting conversion, at the Board's discretion, into a Master Fund/Feeder Fund structure.


ITEM 5. AMENDMENT OF AGREEMENT AND DECLARATION OF TRUST [FOR ZMF ONLY]


The Board, including a majority of the non-interested trustees (as defined in the 1940 Act), considered and approved, subject to shareholder approval, an amendment to ZMF's Agreement and Declaration of Trust that would allow the establishment of a multiple class fund structure. This would permit the Fund to issue classes that would differ as to the allocation of certain expenses, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. While neither the Board nor ZKI has determined that ZMF should offer a multi-class fund structure, the Board believes it to be in the best interests of ZMF to have the flexibility to adopt such a structure at a future date.



Each share of a class of a series would represent an identical legal interest in the investment portfolio of that series and have the same rights, except that each class may bear certain expenses specifically related to the distribution of its shares and each class may bear certain other expenses specifically allocated to that class such as transfer agency fees and administrative services fees. Although the legal rights of the classes would be identical, it is likely that the different expenses borne by each class would result in different dividends. Each class would have exclusive voting rights with respect to any plan of distribution adopted for such class pursuant to Rule 12b-1 under the 1940 Act. The classes would also have different exchange privileges. The implementation of a multi-class fund structure would not alter the rights and privileges of the current shareholders, nor would it affect the net asset value of a current shareholder's investment.



If the shareholders approve this proposal, the Declaration of Trust will be amended to allow for the creation of separate classes of shares and to define the effects of the creation of separate classes. The principal change is that
Article III, Section 1, entitled "Division of Beneficial Interest", would be amended to provide, in part, that "The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine." Thereafter, in general, references to "series" would be changed as appropriate to reflect the existence of series and classes and to recognize the preferences, rights and privileges that may arise as a result of the creation of a particular class. By the amendment, shareholders would be giving the Board authority, without further shareholder approval, to create separate classes of shares in the future with such preferences, rights and privileges as the Board may determine. A class of shares may or may not be available to any particular group or type of investor.


In connection with the above amendment of the Declaration of Trust, a clarifying amendment to the Declaration of Trust will be made. The Declaration of Trust currently provides that shareholders may vote to the same extent at the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of ZMF or the shareholders. If this proposal is approved, the Declaration of Trust will be amended to delete this provision. This deletion would clarify that issues concerning the institution or maintenance of class action or derivative legal proceedings related to ZMF are not subject to shareholder consideration but will be considered by the Board, the appropriate judicial forum or the plaintiffs, depending upon the circumstances.


BOARD OF TRUSTEES RECOMMENDATION

The Board of ZMF recommends that shareholders vote FOR approval of the amendment to ZMF's Agreement and Declaration of Trust.

OTHER INFORMATION

ZKI. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $85 billion under management. ZKI acts as investment manager or principal underwriter for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management ("Zurich").

The investment companies to which ZKI and its affiliates render investment management services, and the related management fees, are identified in Exhibit D.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKI are as follows:

NAME AND ADDRESS                       PRINCIPAL OCCUPATION
------------------------------   --------------------------------
Stephen B. Timbers, Chief        President, Chief Executive
Executive Officer                Officer and Chief Investment
and Director                     Officer, ZKI
222 South Riverside Plaza
Chicago, Illinois 60606
John E. Neal, Director           President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606
William E. Chapman II,           President, Kemper Retirement
Director                         Plans Group
222 South Riverside Plaza
Chicago, Illinois 60606


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Funds and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of a maximum of $8 per account plus account set up, maintenance, transaction and out-of-pocket expense reimbursement. For the most recently completed fiscal year, IFTC remitted shareholder service fees to ZKSC as set forth in Exhibit F. It is anticipated that ZKSC will continue to provide transfer agent services after consummation of the Transaction.


PRINCIPAL UNDERWRITER. ZKDI is the principal underwriter of each Fund's shares and acts as agent of each Fund in the sale of its shares. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs.

PORTFOLIO TRANSACTIONS. ZKI is the investment manager for the Funds and ZKI and its affiliates furnish investment management services for the

Kemper Funds and other clients including affiliated insurance companies. At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by an ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.



ZKI, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement the Fund's policy of seeking best execution of orders. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and ZKI and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of ZKI and its affiliates. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There are normally no brokerage commissions paid for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices.


No Fund paid any brokerage commissions during its most recently completed fiscal year.

SKI. It is expected that SKI (including ZKI under SKI's ownership) will implement portfolio transaction policies that are substantially similar to those currently used by the Adviser. In addition, to the maximum extent feasible, it is expected that SKI will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which will in turn place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.

SCUDDER. Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York 10154, is one of America's oldest and largest investment management firms. It manages approximately $125 billion in assets globally, about $50 billion of which are invested in equities and the balance in fixed income and money market investments. Scudder manages approximately $45 billion in a variety of open-end and closed-end funds for nearly two million shareholder accounts. The firm also provides investment services for private and institutional clients, such as trusts, endowments, and corporate employee benefit plans. Scudder manages more than $25 billion internationally in both developed and emerging markets. The firm is one of the world's largest managers of pension fund assets invested overseas.



Scudder manages two families of pure no-load mutual funds. The Scudder Family of Funds (approximately $23 billion) comprises 53 money market, bond and equity mutual funds. The AARP Investment Program from Scudder, a family of 15 funds (approximately $14 billion), is designed to address the needs of the more than 33 million members of the American Association of Retired Persons. The balance of the funds under management (approximately $5 billion) comprises offshore, variable life insurance and other kinds of funds.



The investment companies to which Scudder renders investment management services that have similar investment objectives to the Fund, and the related fees, are identified in Exhibit E.


The names, addresses and principal occupations of the principal executive officer and the directors of Scudder are as follows:


       NAME AND ADDRESS                PRINCIPAL OCCUPATION
------------------------------   --------------------------------
Daniel Pierce, Director          Chairman of the Board and
Two International Place          Managing Director, Scudder
Boston, Massachusetts 02110
Edmond D. Villani, Chief         President, Chief Executive
Executive Officer                Officer and Managing Director,
and Director                     Scudder
345 Park Avenue
New York, New York 10154
Stephen R. Beckwith, Director    Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Lynn S. Birdsong, Director       Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Nicholas Bratt, Director         Managing Director, Scudder
345 Park Avenue
New York, New York 10154
E. Michael Brown, Director       Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Mark S. Casady, Director         Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
Linda C. Coughlin, Director      Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Margaret D. Hadzima, Director    Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Jerard K. Hartman, Director      Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Richard A. Holt, Director        Managing Director, Scudder
Two Prudential Plaza
180 North Stetson, Suite 5400
Chicago, Illinois 60601
John T. Packard, Director        Managing Director, Scudder
101 California Street
San Francisco, California
94111
Kathryn L. Quirk, Director       Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Cornelia M. Small, Director      Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Stephen A. Wohler, Director      Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110


After consummation of the Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
Lynn Birdsong, Director          Senior Executive Officer--
345 Park Avenue                  International Operations, SKI
New York, New York 10154
Lawrence Cheng, Director         Member of Corporate Executive
Mythenquai 2                     Board and Chief Investment
8002 Zurich, Switzerland         Officer for Investments and
                                 International Asset Management,
                                 Zurich
Steven Gluckstern, Director      Member of Corporate Executive
Mythenquai 2                     Board and responsible for
8002 Zurich, Switzerland         Reinsurance, Structured Finance,
                                 Capital Market Products and
                                 Strategic Investments, Zurich

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
----------------                 --------------------
Rolf Hueppi, Director            Chairman and Chief Executive
Mythenquai 2                     Officer, Zurich; Chairman of
8002 Zurich, Switzerland         Board of Directors, SKI
Markus Rohrbasser, Director      Chief Financial Officer and
Mythenquai 2                     Member of Corporate Executive
8002 Zurich, Switzerland         Board, Zurich
Cornelia Small, Director         Senior Executive Officer--
345 Park Avenue                  Investment Management, SKI
New York, New York 10154
Edmond Villani, Chief            Chief Executive Officer, SKI
Executive Officer and Director
345 Park Avenue
New York, New York 10154

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by ZKI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ZKI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, ZKI has retained First Data Corp. to solicit proxies on behalf of each Fund's Board and the boards of the other Kemper Funds, the fee for which will be borne by ZKI. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS

As Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Boards of Trustees of the Funds are not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the shareholders of such Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for such Fund and FOR Items 2, 3, 4 and 5 (if applicable). Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.


Item 1 (election of trustees) requires a plurality vote of the shares of each Fund. This means that the nine nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter.
Item 3 (approval of new investment management agreement) requires the affirmative vote of a "majority of the outstanding voting securities" of the Applicable Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Item 4 (approval of change in fundamental investment policies to permit Master Fund/Feeder Fund structure) requires the affirmative vote of more than 50% shares of the Fund. Item 5 (approval of an amendment to the Fund's Agreement and Declaration of Trust) requires the affirmative vote of more than 50% of the shares of each series of the Fund. If an Item is not approved, the Board would consider appropriate action.


On Items 1 and 2, each Fund will vote in the aggregate and not by series. On Items 3 and 4, ZYMF will vote in the aggregate and each series of

ZMF will vote separately. On Item 5, each series of ZMF will vote separately, but approval requires the approval of each series.


The Declaration of Trust of each Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of a Fund constitutes a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the nine nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3, 4 and 5, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ALL ITEMS.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,
Philip J. Collora
Secretary

                                 EXHIBIT INDEX


Shareholdings.......................................   Exhibit A
  (Trustees and Officers)
Form of Investment Management Agreement.............   Exhibit B
Proposed Fundamental Investment Policies............   Exhibit C
Kemper Funds Net Assets and Management Fees.........   Exhibit D
Investment Objectives and Advisory Fees for Funds
  Advised by Scudder, Stevens & Clark, Inc..........   Exhibit E
Fees and Expenses...................................   Exhibit F

                                                                       EXHIBIT A

                                 SHAREHOLDINGS


TRUSTEES AND OFFICERS. Set forth below is the number of shares of each Fund owned beneficially by each trustee and nominee as of August 26, 1997. Also shown is the number of shares owned beneficially by the trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of each Fund or any series of ZMF.



                                                                                                     TRUSTEES AND
                                                                                                     OFFICERS AS A
    FUND      BELIN BURNHAM  DUNAWAY   HOFFMAN   JONES  PIERCE  PETERSON  SOMMERS  TIMBERS  VILLANI      GROUP
    ----      ----- -------  -------  ---------  -----  ------  --------  -------  -------  -------  -------------
ZMF
 ZMMF........ 4,800 184,266    1,109  2,367,253  4,152     0        0     14,512    95,154      0       12,222,598
 ZGMF........ 2,576       0  219,382          0      0     0        0          0         0      0          315,217
 ZTMF........     0       0  239,119      1,851      0     0        0     16,044         0      0        3,477,099
ZYMF.........     0       0  977,465          0      0     0        0          0         0      0        3,284,675

                                                                       EXHIBIT B

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT


                                [NAME OF TRUST]*

                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

[Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial
interest, par value $     per share, (the "Shares") in separate series, or
funds. The Board of Trustees has authorized [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's

---------------


* For ZMF, its investment management agreement will be on behalf of all series, and as noted in the proxy statement, the fees are calculated on the basis of all series in the aggregate. To the extent necessary, this form of investment management agreement will be modified accordingly.

Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a) The Declaration dated           , 19  , as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest
dated           , 19  relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of of 1 percent of the average daily net assets as defined below of the Fund for such month; [provided that, for any calendar month during which the
average of such values exceeds $          , the fee payable for that month based
on the portion of the average of such values in excess of $          shall be
1/12 of
of 1 percent of such portion;] [and provided that, for any calendar month during
which the average of such values exceeds $          , the fee payable for that
month based on the portion of the average of such values in excess of
$          shall be 1/12 of           of 1 percent of such portion;] [SEE PAGE
12 OF PROXY STATEMENT FOR EACH FUND'S MANAGEMENT FEE] over (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.


The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in
force until               , 19  , and continue in force from year to year
thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. LIMITATION OF LIABILITY FOR CLAIMS. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                              Yours very truly,

                              [Name of Trust], on behalf of
                                             Fund

                              By:
                                 --------------------------------------------
                                  President

The foregoing Agreement is hereby accepted as of the date hereof.

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By:
                                 --------------------------------------------
                                  President

                                                                       EXHIBIT C

                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES

The following policies are proposed to be changed with respect to each Fund. The proposed additions are underlined.

The Fund or series of the Fund may not:

ZMF:

  ZMMF:

"Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations in accordance with its investment objective and policies), AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of that issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase more than 10% of any class of securities of any issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. All debt securities and all preferred stocks are each considered as one class."

"Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation, and equity securities of issuers which are not readily marketable, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Concentrate more than 25% of the value of its assets in any one industry; provided, however, that the Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances when management considers it to be in the best interests of the Fund in attaining its investment objective, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT

COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933), AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities of other investment companies, except in connection with a merger, consolidation reorganization or acquisition of assets, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

  ZGMF:

"Purchase securities or make investments other than in accordance with its investment objective and policies, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of Fund securities, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

  ZTMF:

"Purchase securities if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry or in any one state, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction."

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer."

"Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933), EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Purchase securities of other investment companies, except in connection with a merger, consolidation reorganization or acquisition of assets, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER

REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

ZYMF:

"Purchase more than 10% of any class of voting securities of any issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

"Concentrate 25% or more of the Fund's total assets in any one industry; provided, however, that the Fund reserves freedom of action to (a) invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, and (b) invest 25% or more of its assets in bank certificates of deposit, time deposits or banker's acceptances of United States banks and their domestic branches, in accordance with its investment objective and policies, AND EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE FUND."

                                                                       EXHIBIT D


                  KEMPER FUNDS NET ASSETS AND MANAGEMENT FEES



                                         TOTAL NET ASSETS*   MANAGEMENT
                 FUND                       (MILLIONS)         FEE**
                 ----                    -----------------   ----------
Kemper Technology Fund.................       $ 1,063           A
Kemper Total Return Fund...............         3,021           A
Kemper Growth Fund.....................         2,738           A
Kemper Small Capitalization Equity
  Fund.................................           934           F
Kemper Income and Capital Preservation
  Fund.................................           573           B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund........         3,322           C
  2. Kemper Intermediate Municipal Bond
     Fund..............................            22           B
Kemper Diversified Income Fund.........           779           A
Kemper High Yield Series
  1. Kemper High Yield Fund............         4,097           A
  2. Kemper High Yield Opportunity
     Fund..............................            --           L
Kemper U.S. Government Securities
  Fund.................................         4,163           C
Kemper International Fund..............           472           D
Kemper International Bond Fund.........            26           D
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income
     Fund..............................         1,008           B
  2. Kemper New York Tax-Free Income
     Fund..............................           286           B
  3. Kemper Florida Tax-Free Income
     Fund..............................           104           B
  4. Kemper Texas Tax-Free Income
     Fund..............................            12           B
  5. Kemper Ohio Tax-Free Income
     Fund..............................            39           B
  6. Kemper Michigan Tax-Free Income
     Fund..............................             3           B
  7. Kemper New Jersey Tax-Free Income
     Fund..............................             5           B
  8. Kemper Pennsylvania Tax-Free
     Income Fund.......................             6           B

                                         TOTAL NET ASSETS*   MANAGEMENT
                 FUND                       (MILLIONS)         FEE**
---------------------------------------  -----------------   ----------
Kemper Portfolios
  1. Kemper Cash Reserves Fund.........       $   208           E
  2. Kemper U.S. Mortgage Fund.........         2,960           B
  3. Kemper Short-Intermediate
     Government Fund...................           204           B
Kemper Value Fund, Inc.
  1. Kemper Contrarian Fund............            78           D
  2. Kemper-Dreman High Return Equity
     Fund..............................           738           D
  3. Kemper Small Cap Value Fund.......           273           D
Kemper Adjustable Rate U.S. Government
  Fund.................................            82           B
Kemper Blue Chip Fund..................           256           A
Kemper Global Income Fund..............           132           D
Kemper Value+Growth Fund...............            39           I
Kemper Quantitative Equity Fund........             5           A
Kemper Asian Growth Fund...............             2           J
Kemper Europe Fund.....................             4           D
Kemper Aggressive Growth Fund..........            --           F
Zurich Money Funds
  1. Zurich Money Market Fund..........         4,362           G
  2. Zurich Government Money Fund......           671           G
  3. Zurich Tax-Free Money Fund........           771           G
Zurich YieldWise Money Fund............           245           G
Cash Equivalent Fund
  1. Money Market Portfolio............           971           H
  2. Government Securities Portfolio...           404           H
  3. Tax-Exempt Portfolio..............           445           H
Tax-Exempt California Money Market
  Fund.................................           119           H
Cash Account Trust
  1. Money Market Portfolio............           585           H
  2. Government Securities Portfolio...           545           H
  3. Tax-Exempt Portfolio..............           221           H
Investors Cash Trust
  1. Government Securities Portfolio...           169           K
  2. Treasury Portfolio................            63           K

                                        TOTAL NET ASSETS(*)  MANAGEMENT
                 FUND                      (MILLIONS)          FEE(**)
                 ----                   -------------------  ----------
Investors Municipal Cash Fund
   1. Investors Florida Municipal Cash
      Fund.............................            --           H
   2. Investors New Jersey Municipal
      Cash Fund........................            --           H
   3. Investors Pennsylvania Municipal
      Cash Fund........................            --           H
   4. Tax-Exempt New York Money Market
      Fund.............................            61           H
Kemper High Income Trust...............           215         0.85%
Kemper Intermediate Government Trust...           269         0.80%
Kemper Municipal Income Trust..........           466         0.55%
Kemper Multi-Market Income Trust.......           220         0.85%
Kemper Strategic Municipal Income
  Trust................................           128         0.60%
The Growth Fund of Spain, Inc..........           264         1.00%
Kemper Strategic Income Fund...........            53         0.85%
Kemper Horizon Fund
   1. Kemper Horizon 20+ Portfolio.....            63           A
   2. Kemper Horizon 10+ Portfolio.....            63           A
   3. Kemper Horizon 5 Portfolio.......            31           A
Investors Fund Series
   1. Kemper Money Market Portfolio....            71         0.50%
   2. Kemper Total Return Portfolio....           697         0.55%
   3. Kemper High Yield Portfolio......           289         0.60%
   4. Kemper Growth Portfolio..........           487         0.60%
   5. Kemper Government Securities
      Portfolio........................            84         0.55%
   6. Kemper International Portfolio...           163         0.75%
   7. Kemper Small Cap Growth
      Portfolio........................            69         0.65%
   8. Kemper Investment Grade Bond
      Portfolio........................             2         0.60%
   9. Kemper Value Portfolio...........            21         0.75%
  10. Kemper Small Cap Value
      Portfolio........................            13         0.75%
  11. Kemper Value+Growth Portfolio....            10         0.75%
  12. Kemper Horizon 20+ Portfolio.....             4         0.60%
  13. Kemper Horizon 10+ Portfolio.....             6         0.60%
  14. Kemper Horizon 5 Portfolio.......             3         0.60%
  15. Kemper Blue Chip Portfolio.......            --         0.65%
  16. Kemper Global Income Portfolio...            --         0.75%

                                       TOTAL NET ASSETS(*)   MANAGEMENT
                 FUND                      (MILLIONS)          FEE(**)
                 ----                  -------------------   ----------
Kemper Target Equity Fund
   1. Kemper Retirement Fund Series
      I.................................           117         0.50%
   2. Kemper Retirement Fund Series
      II................................           173         0.50%
   3. Kemper Retirement Fund Series
      III...............................           127         0.50%
   4. Kemper Retirement Fund Series
      IV................................           136         0.50%
   5. Kemper Retirement Fund Series
      V.................................           137         0.50%
   6. Kemper Retirement Fund Series
      VI................................            73         0.50%
   7. Kemper Retirement Fund Series
      VII...............................             5         0.50%
   8. Kemper Worldwide 2004 Fund........            36         0.60%


---------------

  * Total Net Assets, in millions, as of the most recent fiscal year end.


 ** Scheduled annual management fees payable to ZKI or its affiliates as a percentage of average daily net assets.



(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.



(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. ZKI has agreed to temporarily reduce its management fee and reimburse or pay certain operating expenses of the Intermediate Municipal, Michigan, New Jersey and Pennsylvania Funds.


(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.


(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.


(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index, which may result in a total fee ranging from .35 of 1% to .95 of 1% for the Small Capitalization Equity Fund, or .45 of 1% to .85 of 1% for the Aggressive Growth Fund.



(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on all of the series of Zurich Money Funds in the aggregate). ZKI has agreed to temporarily reduce its management fee to 0% for the Zurich YieldWise Money Fund and reimburse or pay 100% of the Fund's other operating expenses for a period of at least six months from April 17, 1997.



(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (in the case of Cash Equivalent Fund, on the Money Market and Government Securities Portfolios in the aggregate and on the Tax-Exempt Portfolio individually, and, in the case of Cash Account Trust, on all of the series in the aggregate). ZKI has agreed to temporarily absorb operating expenses of the Cash Account Trust portfolios to the extent, if any, that such expenses exceed the following percentages of average daily net assets: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). In addition, from time to time, ZKI may voluntarily absorb certain additional expenses of the Cash Account Trust portfolios. Also, ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses for the current fiscal year to the extent, if any, that total operating expenses exceed .80% of average daily net assets of the New York Fund and .90% of each of the Florida, New Jersey and Pennsylvania Funds.



(I) .72 of 1% of the first $250 million, .69 of 1% of the next $750 million, .66 of 1% of the next $1.5 billion, .64 of 1% of the next $2.5 billion, .60 of 1% of the next $2.5 billion, .58 of 1% of the next $2.5 billion, .56 of 1% of the next $2.5 billion, and .54 of 1% thereafter.



(J) .85 of 1% of the first $250 million, .82 of 1% of the next $750 million, .80 of 1% of the next $1.5 billion, .78 of 1% of the next $2.5 billion, .75 of 1% of the next $2.5 billion, .74 of 1% of the next $2.5 billion, .73 of 1% of the next $2.5 billion, and .72 of 1% thereafter. ZKI has agreed to a reduction of its management fee by .25% until the earlier of May 1, 1997 or the date the Fund's net assets reach $100 million.

(K) .15% of average daily net assets. ZKI has agreed to temporarily waive its management fee and reimburse or pay operating expenses of each portfolio to the extent that such expense exceeds .25% of average daily net assets of the portfolio.



(L) .65 of 1% of the first $250 million, .62 of 1% of the next $750 million, .60 of 1% of the next $1.5 billion, .58 of 1% of the next $2.5 billion, .55 of 1% of the next $2.5 billion, .53 of 1% of the next $2.5 billion, .51 of 1% of the next $2.5 billion and .49 of 1% thereafter.

                                                                       EXHIBIT E


                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.



                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS(*)
            ----                      ---------               --------            ---------
MONEY MARKET
 Scudder U.S. Treasury Money    Safety, liquidity, and   0.500% of             $  398,597,054
   Fund                         stability of capital      net assets(+)
                                and, consistent
                                therewith, current
                                income.
 Scudder Cash Investment        Stability of capital     0.500% to             $1,430,623,516
   Trust                        while maintaining         $250 million
                                liquidity of capital     0.450% next
                                and providing current     $250 million
                                income from money        0.400% next
                                market securities.        $500 million
                                                         0.350%
                                                          thereafter(+)
 Scudder Money Market Series    High level of current    0.250% of             $  384,509,425(**)
                                income consistent with    net assets
                                preservation of
                                capital and liquidity
                                by investing in a
                                broad range of
                                short-term money
                                market instruments.
 Scudder Government Money       High level of current    0.250% of             $   36,794,563(**)
   Market Series                income consistent with    net assets
                                preservation of
                                capital and liquidity
                                by investing
                                exclusively in
                                obligations issued or
                                guaranteed by the U.S.
                                Government or its
                                agencies or
                                instrumentalities and
                                in certain repurchase
                                agreements.
TAX FREE MONEY MARKET
 Scudder Tax Free Money Fund    Income exempt from       0.500% to             $  220,245,241
                                regular federal income    $500 million
                                taxes and stability of   0.480%
                                principal through         thereafter(+)
                                investments in
                                municipal securities.
---------------
 (*) Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
(**) Program assets as of 7/31/97.
 (+) Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS(*)
            ----                      ---------               --------            ---------
 Scudder Tax Free Money         High level of current    0.250% of             $   79,695,218(**)
   Market Series                income, consistent        net assets
                                with preservation of
                                capital and liquidity,
                                exempt from federal
                                income tax by
                                investing primarily in
                                high quality municipal
                                obligations.
 Scudder California Tax Free    Stability of capital     0.500% of             $   68,695,680
   Money Fund                   and the maintenance of    net assets(+)
                                a constant net asset
                                value of $1.00 per
                                share while providing
                                California tax payers
                                income exempt from
                                both California state
                                personal and regular
                                federal income tax
                                through investment in
                                high quality, short-
                                term tax-exempt
                                California municipal
                                securities.
 Scudder New York Tax Free      Stability of capital     0.500% of             $   59,538,652
   Money Fund                   and income exempt from    net assets(+)
                                New York state and New
                                York City personal
                                income taxes and
                                regular federal income
                                tax through investment
                                in high quality,
                                short-term municipal
                                securities in New
                                York.
INSURANCE PRODUCTS
 Money Market Portfolio         Stability of capital     0.370% of             $   97,785,626
                                and current income        net assets
                                from a portfolio of
                                money market
                                instruments.
---------------
 (*) Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
(**) Program asset as of 7/31/97.
 (+) Subject to waivers and/or expense limitations.

                                                                                  PROGRAM
            FUND                      OBJECTIVE               FEE RATE            ASSETS(*)
            ----                      ---------               --------            ---------
AARP FUNDS
 AARP High Quality Money Fund   Current income and       0.350% to             $  412,126,193
                                liquidity, consistent     $2 billion
                                with maintaining         0.330% next
                                stability and safety      $2 billion
                                of principal, through    0.300% next
                                investment in high        $2 billion
                                quality securities.      0.280% next
                                                          $2 billion
                                                         0.260% next
                                                          $3 billion
                                                         0.250% next
                                                          $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND
                                                         FEE
                                                         0.100% of
                                                         net assets
 AARP High Quality Tax Free     Current income free      0.350% to             $  111,264,728
   Money Fund                   from federal income       $2 billion
                                taxes and liquidity,     0.330% next
                                consistent with           $2 billion
                                maintaining stability    0.300% next
                                and safety of             $2 billion
                                principal, through       0.280% next
                                investment in             $2 billion
                                high-quality municipal   0.260% next
                                securities.               $3 billion
                                                         0.250% next
                                                          $3 billion
                                                         0.240% thereafter
                                                         INDIVIDUAL FUND
                                                         FEE
                                                         0.100% of
                                                          net assets
---------------
 (*) Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                       EXHIBIT F

                               FEES AND EXPENSES

                                         ZMMF                    ZGMF            ZTMF       ZYMF(*)
                                         ----                    ----            ----       -------
Fiscal Year End...                      7/31/97                 7/31/97         7/31/97     7/31/97
Management Fees
  Paid to ZKI.....                  $11,666,000               1,894,000       2,068,000           0
Effective
  Management Fee
  Rate............                         .27%                     .27             .27           0
Shareholder
  Service Fees
  Paid by IFTC to
  ZKSC............                  $ 5,349,000                 649,000         393,000           0


---------------

(*) ZKI has agreed to temporarily waive its management fee and absorb certain operating expenses for ZYMF until at least March 1, 1998. If ZKI exercises its right to terminate its fee and expense reductions, it has also agreed, nonetheless, to waive its management fee and absorb operating expenses to the extent necessary to maintain ZYMF's total operating expenses at no more than .45% until January 1, 1999. Absent this waiver and expense absorption, management fees, the effective management fee rate and shareholder service fees would have been $123,000, .50% and $0, respectively.

ABOUT THE PROXY CARD




BECAUSE EACH FUND MUST VOTE SEPARATELY, YOU ARE BEING SENT A PROXY CARD FOR EACH FUND ACCOUNT THAT YOU HAVE. PLEASE VOTE ALL ISSUES SHOWN ON EACH PROXY CARD THAT YOU RECEIVE.


[SAMPLE PROXY CARD]


PLEASE VOTE ON EACH ISSUE USING BLUE OR BLACK INK TO MARK AN X IN ONE OF THE THREE BOXES PROVIDED ON EACH PROXY CARD. ON ITEM 1 (ELECTION OF TRUSTEES),
MARK -- FOR ALL, WITHHOLD ALL OR FOR ALL EXCEPT. IF YOU MARK AN X IN THE FOR ALL EXCEPT BOX, YOU SHOULD PRINT THE NAME(S) OR NUMBER(S) RELATING TO THE INDIVIDUAL(S) FOR WHOM YOU WISH TO WITHHOLD AUTHORITY. ON ALL OTHER ITEMS,
MARK -- FOR, AGAINST OR ABSTAIN. THEN SIGN, DATE AND RETURN EACH OF YOUR PROXY CARDS IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. ALL REGISTERED OWNERS OF AN ACCOUNT, AS SHOWN IN THE ADDRESS ON THE PROXY CARD, MUST SIGN THE PROXY CARD.
IF YOU ARE SIGNING FOR A CORPORATION, TRUST OR ESTATE, PLEASE INDICATE YOUR TITLE OR POSITION.

THANK YOU...

FOR MAILING YOUR PROXY CARD PROMPTLY!

WE APPRECIATE YOUR CONTINUING SUPPORT AND LOOK FORWARD TO SERVING YOUR FUTURE INVESTMENT NEEDS.




------------------------------------------------------------------------------

ZURICH MONEY FUNDS
ZURICH MONEY FUNDS
        Zurich Government Money Fund
        Zurich Money Market Fund
        Zurich Tax-Free Money Fund

ZURICH YIELDWISE MONEY FUND

[RECYCLE LOGO]  Printed on recycled paper                            Group B

[ZURICH LOGO]
                        YOUR VOTE MAKES A DIFFERENCE.

                      WE ENCOURAGE YOU TO PARTICIPATE IN
                         THE GOVERNING OF YOUR FUND.

                 -PLEASE FOLD AND DETACH CARD AT PERFORATION
                               BEFORE MAILING.-

ZURICH MONEY FUNDS                      FOR THE JOINT SPECIAL
                                        MEETING OF SHAREHOLDERS
                                        DECEMBER 3, 1997



THE SIGNERS OF THIS PROXY HEREBY APPOINT DONALD L. DUNAWAY AND STEPHEN
B. TIMBERS AND EACH OF THEM, ATTORNEYS AND PROXIES, WITH POWER OF SUBSTITUTION IN EACH, TO VOTE ALL SHARES FOR THE SIGNERS AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 3, 1997, AND AT ANY ADJOURNMENTS THEREOF, AS SPECIFIED HEREIN, AND IN ACCORDANCE WITH THEIR BEST JUDGEMENT, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS MEETING.


                                                        Dated ____________, 1997


                                Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

                                           -------------------------------------
                                              Signature(s)              GROUP B


--------------------------------------------------------------------------------


 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW. SIGN, DATE
    AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL
               SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

        - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

 IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THIS PROXY.






THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/



1.  To elect the following as trustees:                         For     Withhold     For All
                                                                All       All        Except
                                                                / /       / /         / /

    01) David W. Belin, 02) Lewis A. Burnham, 03) Donald L. Dunaway,
    04) Robert B. Hoffman, 05) Donald R. Jones, 06) Shirley D. Peterson,
    07) Daniel Pierce, 08) William P. Sommers, 09) Edmond D. Villani


    -----------------------------------------------------------------------------------------
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PLEASE WRITE THAT NOMINEE'S
    NAME OR NUMBER ON THE LINE ABOVE.

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors for the                            For      Against     Abstain
    current fiscal year.                                       / /       / /         / /

3.  To approve a new investment management
    agreement with Scudder Kemper Investments,
    Inc. ("SKI") (or with Zurich Kemper
    Investments, Inc., transferable to SKI).                     For      Against     Abstain
                                                                / /       / /         / /
4.  To approve changes in the Fund's fundamental
    investment policies to permit a master/feeder                For      Against     Abstain
    fund structure.                                             / /       / /         / /

5.  To approve an amendment to the Fund's Agreement              For      Against     Abstain
    and Declaration of Trust.                                  / /       / /         / /

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL ITEMS.


--------------------------------------------------------------------------------